UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2013

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio		44125
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 28, 2013, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the fourth quarter and the year ended December 31, 2012. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

The news release furnished with this Current Report on Form 8-K as Exhibit 99.1 includes adjusted earnings per share amounts for fourth quarter and full year 2012 that exclude acquisition related costs primarily associated with the Company’s acquisition of AirSep Corporation and current period adjustments related to prior-year acquisitions. Also included for purposes of period-to-period comparison are adjusted earnings per share amounts for fourth quarter and full year 2011 that exclude certain refinancing, restructuring and acquisition-related costs that were recognized in the fourth quarter and for the full year. These adjusted earnings per share measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Exchange Act. The Company believes these adjusted earnings per share amounts are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The adjusted earnings per share amounts are reconciled to earnings per share in a table at the end of the news release.

Item 7.01	Regulation FD Disclosure.

On February 28, 2013, the Company announced that its Distribution & Storage (“D&S”) group has been awarded a contract of approximately $40 million to provide self contained liquefied natural gas (“LNG”) station modules, storage tanks, and vehicle tanks for LNG service to PetroChina. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.2. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Chart Industries, Inc. News Release, dated February 28, 2013, announcing the Company’s 2012 fourth quarter and annual results.

99.2	Chart Industries, Inc. News Release, dated February 28, 2013, announcing a contract to provide LNG equipment to PetroChina.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: February 28, 2013	By:	/s/ Michael F. Biehl
Michael F. Biehl
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Chart Industries, Inc. News Release, dated February 28, 2013, announcing the Company’s 2012 fourth quarter and annual results.

99.2	Chart Industries, Inc. News Release, dated February 28, 2013, announcing a contract to provide LNG equipment to PetroChina.

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